Restrictions on Cash and Due from Bank Accounts	12 Months Ended
Dec. 31, 2011
Equity [Abstract]
Restrictions on Cash and Due from Bank Accounts
Restrictions on Cash and Due from Bank Accounts

The Bank is required to maintain average reserves, in the form of cash and balances with the FRB, against its deposit liabilities. The average amount of these reserve balances maintained for 2011 and 2010 was approximately $10.9 million and $15.1 million, respectively.  The Company has no due from balances with institutions in excess of FDIC insurance limitations.